UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): April 13, 2009 (April 6, 2009)

CHINA BIOLOGIC PRODUCTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-52807	75-2308816
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

No. 14 East Hushan Road,
Taian City, Shandong 271000
People's Republic of China
(Address of Principal Executive Offices)

(+86) 538 -620-3897
Registrant's Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 2, 2008, China Biologic Products, Inc. (the "Company") reported that its BVI subsidiary, Logic Express Limited ("Logic Express"), had entered into an equity transfer agreement (the "Equity Transfer Agreement"), dated September 26, 2008, with Chongqing Dalin Biologic Technologies Co., Ltd. ("Dalin"), a PRC limited liability company, and Fan Shaowen, Chen Aimin, Chen Aiguo and Yang Gang, the shareholders of Dalin (collectively the "Dalin Shareholders"), relating to the purchase of an aggregate 90% equity interest in Dalin, for a total purchase price (the "Purchase Price") of RMB194,400,000 (approximately, $28,401,122), subject to adjustment based upon the findings of the Company during its due diligence investigation of Dalin and its operating subsidiary, Qianfeng Biological Products Co. Ltd ("Qianfeng"). The Company's due diligence investigation and the payment of the Purchase Price in full was to be completed within 30 days of the execution of the Equity Transfer Agreement, or by October 26, 2008, however, the parties agreed to extend that date to April 7, 2009, pursuant to a series of supplemental agreements amending the Equity Transfer Agreement.

On April 6, 2009, Logic Express entered into a separate Equity Transfer and Entrustment Agreement (the "Entrustment Agreement"), among Logic Express, Shandong Taibang Biological Products Co., Ltd ("Taibang"), Logic Express' majority owned Chinese operating subsidiary, and the Shandong Institute of Biological Products (the "Shandong Institute"), the holder of the minority interests in Taibang, pursuant to which, Logic Express agreed to permit Taibang and the Shandong Institute to participate in the indirect purchase of Qianfeng's equity interests contemplated by the Equity Transfer Agreement. Under the terms of the Entrustment Agreement, Taibang is obligated to contribute 18% or RMB 35,000,000 (approximately, $5,116,184) of the Purchase Price and the Shandong Institute is obligated to contribute 12.86% or RMB 25,000,000 (approximately, $3,654,917) of the Purchase Price. The Shandong Institute's portion of the Purchase Price will be advanced by Taibang from undistributed profits of Taibang owed to the Shandong Institute as Taibang's minority shareholder. In addition, Taibang is entrusted to represent Logic Express in connection with the Equity Transfer Agreement for the term of the investment.

Logic Express is obligated to repay to Taibang and the Shandong Institute their respective investment amounts on or before April 6th, 2010 ("Investment Maturity Date"), along with their pro rata share, based on their percentage of the Purchase Price contributed, of any distribution on the indirect equity investment in Qianfeng payable to Logic Express during 2009. Logic Express has agreed that if these investment amounts are not repaid within 5 days of the Investment Maturity Date, then Logic Express is obligated to pay Taibang and the Shandong Institute liquidated damages equal to 0.03% of the overdue portion of the amount due until such time as it is paid. Logic Express has also agreed to pledge 30% of its ownership in Taibang (the "Pledged Interests") to the Shandong Institute as security for nonpayment. If failure to repay continues for longer than 3 months after the Investment Maturity Date, then the Shandong Institute will be entitled to any rights associated with the Pledged Interests, including but not limited to rights of disposition and profit distribution, until such time as the investment amount has been repaid.

Logic Express has also agreed to guarantee that Taibang and the Shandong Institute will receive no less than a 6% return based on their original investment amount.

Any dispute arising out of or related to the Entrustment Agreement that cannot be resolved by the parties is subject to binding arbitration before the Taian Arbitration Committee, in Taian City, Shandong, China.

The foregoing description does not purport to be a complete statement of the parties' rights and obligations under the Entrustment Agreement, or the transactions contemplated thereby or a complete explanation of the material terms thereof. The foregoing description is qualified in its entirety by reference to the Entrustment Agreement attached hereto as Exhibit 10.6 and incorporated herein by reference. For details regarding terms of the Equity Transfer Agreement, as amended by the four previous supplemental agreements, see the Company's Current Reports on Form 8-K filed on October 2, 2008, November 12, 2008, November 20, 2008, December 18, 2008 and April 1, 2009, respectively.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

(d)         Exhibits

Exhibit
No.	Description

10.1	Equity Transfer Agreement, dated September 26, 2008, among Logic Express, Dalin and certain shareholders of Dalin (incorporated by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K filed on October 2, 2008)

10.2	English Translation of Supplemental Agreement, dated November 3, 2008, among Logic Express, Fan Shaowen, as representative of the Dalin shareholders and Dalin (incorporated by reference to Exhibit 10.2 to the Company's Current Report on Form 8-K filed on November 7, 2008)

10.3	English Translation of Second Supplemental Agreement, dated November 14, 2008, among Logic Express, Fan Shaowen as representative of the Dalin shareholders and Dalin (incorporated by reference to Exhibit 10.3 to the Company's Current report of Form 8-K filed on November 20, 2008).

10.4	English Translation of the Amended Equity Transfer Agreement, dated December 12, 2008, among Logic Express, Dalin, and certain shareholders of Dalin (incorporated by reference to Exhibit 10.4 to the Company's Current report of Form 8-K filed on December 18, 2008).

10.5	English Translation of the Supplemental Agreement, dated March 31, 2009, among Logic Express, Dalin, and certain shareholders of Dalin (incorporated by reference to Exhibit 10.5 to the Company's Current report of Form 8-K filed on April 1, 2009).

10.6*	English Translation of the Equity Transfer and Entrustment Agreement, dated April 6, 2009, among Logic Express, Shandong Taibang Biological Products Co., Ltd. and the Shandong Institute of Biological Products.

* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA BIOLOGIC PRODUCTS, INC.

Date: April 13, 2009	/s/ Chao Ming Zhao
Chao Ming Zhao
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
No.	Description

10.1	Equity Transfer Agreement, dated September 26, 2008, among Logic Express, Dalin and certain shareholders of Dalin (incorporated by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K filed on October 2, 2008)

10.2	English Translation of Supplemental Agreement, dated November 3, 2008, among Logic Express, Fan Shaowen, as representative of the Dalin shareholders and Dalin (incorporated by reference to Exhibit 10.2 to the Company's Current Report on Form 8-K filed on November 7, 2008)

10.3	English Translation of Second Supplemental Agreement, dated November 14, 2008, among Logic Express, Fan Shaowen as representative of the Dalin shareholders and Dalin (incorporated by reference to Exhibit 10.3 to the Company's Current report of Form 8-K filed on November 20, 2008).

10.4	English Translation of the Amended Equity Transfer Agreement, dated December 12, 2008, among Logic Express, Dalin, and certain shareholders of Dalin (incorporated by reference to Exhibit 10.4 to the Company's Current report of Form 8-K filed on December 18, 2008).

10.5	English Translation of the Supplemental Agreement, dated March 31, 2009, among Logic Express, Dalin, and certain shareholders of Dalin (incorporated by reference to Exhibit 10.5 to the Company's Current report of Form 8-K filed on April 1, 2009).

10.6*	English Translation of the Equity Transfer and Entrustment Agreement, dated April 6, 2009, among Logic Express, Shandong Taibang Biological Products Co., Ltd. and the Shandong Institute of Biological Products.

* Filed herewith